EXHIBIT 99.26

Alliance Capital and Alliance Holding

Second Quarter 2002 Review

Bruce W. Calvert	John D. Carifa	Lewis A. Sanders
Chairman and CEO	President and COO	Vice Chairman and CIO

July 23, 2002

Introduction

The SEC adopted Regulation FD in October 2000.  In light of Regulation FD, Management will be limited in responding to inquiries from investors or analysts in a non-public forum. You are encouraged to ask all questions of a material nature on this conference call.

Forward-Looking Statements

Certain statements provided by Alliance Capital Management L.P. (“Alliance Capital”) and Alliance Capital Management Holding L.P. (“Alliance Holding”) in this report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of such factors include, but are not limited to, the following:  the performance of financial markets, the investment performance of Alliance Capital’s sponsored investment products and separately managed accounts, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates.  Alliance Capital and Alliance Holding caution readers to carefully consider such factors.  Further, such forward-looking statements speak only as of the date on which such statements are made; Alliance Capital and Alliance Holding undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

Second Quarter Financial Overview

Alliance Capital	2Q02 vs. 2Q01
• June 30, 2002 AUM	$412 bn vs. $462 bn, down 10.7%

• Market Environment	S&P 500 down 18.0%
(12 Months)	Russell 1000 Growth down 26.5%
Russell 1000 Value down 9.0%
Lehman Aggr. Bond up 8.6%

• Net New Business/Outflows	$7.0 bn in last twelve months; -$5.6 bn for the quarter

• Annualized Fee Base	$1,686 mm vs. $1,897 mm, down 11.1%

• Average AUM	$434 bn vs. $452 bn, down 4.0%

• Revenues	$724 mm vs. $760 mm, down 4.7%

• Operating Expenses	$545 mm vs. $546 mm, down 0.2%

• Net Operating Earnings	$170 mm vs. $204 mm, down 16.5%

About Alliance Capital – AUM by Investment and Client Orientation

$412 Billion at June 30, 2002	$462 Billion at June 30, 2001

Amounts in $ billions. Equity includes balanced portfolios AUM.

Continued Challenging Market Environment

	Cumulative					Annualized
	2Q02	YTD	1 Yr	3 Yr	5 Yr	3 Yr	5 Yr
S&P 500	-13.4%	-13.2%	-18.0%	-25.1%	19.7%	-9.2%	3.7%

Russell 1000 Growth	-18.7%	-20.8%	-26.5%	-41.0%	-1.4%	-16.1%	-0.3%

Russell 1000 Value	-8.5%	-4.8%	-9.0%	-8.5%	37.2%	-2.9%	6.5%

Lehman Aggr Bond	3.7%	3.8%	8.6%	26.3%	44.1%	8.1%	7.6%

Returns through June 30, 2002

Changes in Market Values Swamp Changes from Net Flows

Growth Outflows More Than Offset by Value and Fixed Income Inflows

AUM by Investment Orientation: Twelve Months Ended June 30, 2002

	Growth Equity	Value Equity	Fixed Income	Passive	Total
• June 2001 AUM*	$194	$96	$139	$33	$462

• Net Long-Term Flows	(13)	14	12	(3)	10

• Cash Management, Net	–	–	(3)	–	(3)

• Net New Business	(13)	14	9	(3)	7

• Apprec/(Deprec)	(48)	(6)	1	(4)	(57)

• June 2002 AUM	$133	$104	$149	$26	$412

• % Change	-31.1%	+8.3%	+7.1%	-21.9%	-10.7%

*AUM previously reported as of each date prior to March 31, 2002, have been restated to conform to the March 31, 2002 presentation. AUM now reflects the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management.  AUM now also excludes assets managed by unconsolidated affiliates.

In $ billions.

Beginning of Period Asset Mix and Market Trends Drive Changes in Channel AUM

AUM by Channel: Twelve Months Ended June 30, 2002

	Retail	Institutional Inv Mgmt	Private Client	Total
• June 2001 AUM*	$180	$245	$37	$462

• Net Long-Term Flows	–	6	4	10

• Cash Management, Net	(3)	–	–	(3)

• Net New Business	(3)	6	4	7

• Apprec/(Deprec)	(27)	(29)	(1)	(57)

• June 2002 AUM	$150	$222	$40	$412

• % Change	-16.7%	-9.2%	+7.4%	-10.7%

• % of BOP AUM in Growth Products	50.8%	40.9%	5.4%	41.9%

*AUM previously reported as of each date prior to March 31, 2002, have been restated to conform to the March 31, 2002 presentation. AUM now reflects the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management. AUM now also excludes assets managed by unconsolidated affiliates.

In $ billions.

Annualized Fee Base (1) — Adverse Mix Shift in Retail Combined with Relative Stability in Institutional and Private Client

AFB by Channel	6/30/02	vs	6/30/01
and Investment Orientation	$1,686 mm		$1,897 mm

		AUM vs. AFB
			Δ AUM	Δ AFB
		Retail	-16.7%	-18.8%
		Institutional	-9.2%	-7.8%
		Private Client	+7.4%	+6.7%

		Average Basis Points
			6/30/02	6/30/01
		Retail	53.3	54.7
		Institutional	25.1	24.7
		Private Client	82.0	82.5
		Total	40.9	41.1

Retail	Institutional Investment Management	Private Client

(1) Annualized Fee Base is defined as period end AUM times contractual annual fee rates; assumes no change in AUM or fee rates for one year. In $ millions

Alliance Capital Second Quarter Financial Overview

	2Q02	2Q01	% chg
• Average AUM	$434	$452	-4

• Revenues
Base Fee & Other	$591	$605	-2
Performance Fee	8	17	-53
Distribution	125	138	-9
	724	760	-5
• Expenses
Compensation	236	227	+4
Distribution (1)	180	182	-1
Other	138	147	-6
	554	556	–

• Net Operating Earnings	$170	$204	-17

• Base Fee Earnings	$164	$192	-14
• Performance Fee Earnings	6	12	-51
• Net Operating Earnings	$170	$204	-17

(1) Distribution plan payments and amortization of deferred sales commissions.

In $ millions

Second Quarter Revenues – by Distribution Channel

	2Q02	2Q01	% chg	Comments
• Retail	$365	$407	-10	• Poor environment for growth stocks negatively impacts AUM and base fee revenues

• Institutional Inv. Mgmt	162	170	-5	• Revenues decline in line with avg. AUM. Market declines impact trail fee rates; lower performance fees

• Private Client	111	92	+20	• Strong relative performance and new business flows

• Institutional Research Svcs.	78	71	+10	• Higher NYSE volume, market share increase and new business in Europe

• Other	8	20	-58	• Lower interest rate – related income

• Total	$724	$760	-5

Amounts in $ millions.

Expense Detail

	2Q02	2Q01	% chg	Comments
• Employee Comp. & Benefits
Base Compensation	$77	$79	-3	• Lower headcount offsets prior year salary increases
Incentive Compensation
Cash	56	64	-13
Deferred	23	14	+ 64	• Second SCB deferred comp. plan grant
Commissions	59	50	+18	• Higher commissions: Private Client, Instit. Svcs. & Instit. Inv. Mgmt.
Other	21	20	+1
	236	227	+4

• Promotion & Servicing
Distribution Plan Pymts	119	124	-4
Amort. Of Def. Sales Comm.	61	58	+5
T & E	15	18	-14	• Company-wide reductions in controllable expenses
Printing/Mailing	10	13	-2
Other	16	18	-12
	221	231	-4
• General & Admin
Office Expense	42	40	+7	• New space related to SCB acquisition
Other	40	39	+1
	82	79	+4

• Interest and Taxes	15	19	-22	• Lower interest rate and debt
• Total	$554	$556	–

Alliance Capital Headcount 2001 vs. 2002

Net Distribution Expense

	2Q02	2Q01	% chg
• Distribution Revenues	$125	$138	-9

• Distribution Expenses
Distribution Plan Payments	119	124	-4
Amort. of Deferred Sales Comm.	61	58	+5
	180	182	-1

• Net Distribution Expense	$(55)	$(44)	+25

• Lower average AUM led decline in distribution revenues

Alliance Capital Pre-tax Operating Margin

	2Q02	% of Rev (1)	2Q01	% of Rev (1)
Base Fee Earnings, Net	$216	36.0%	$236	37.9%

Distribution Expense, Net (2)	(43)	-7.1	(34)	-5.5

Performance Fee Earnings, Net	6	1.0	12	2.0

Pre-tax Operating Earnings	$179	29.9%	$214	34.4%

•     Decline in margins due to lower base fees and performance fees, higher net distribution expense in growth equity & technology funds and higher deferred compensation from SCB acquisition

(1) Excludes distribution revenues.

(2) Net distribution expense and net performance fee earnings include allocations of incentive compensation.

Alliance Holding Second Quarter Financial Overview

	2Q02	2Q01	% chg
• Diluted Net Income	$0.57	$0.56	+2%
• Amortization of Intangibles & Goodwill	0.02	0.16	-88
• Net Operating Earnings	$0.59	$0.72	-18%

• Base Fee Earnings	$0.57	$0.68	-16%
• Performance Fee Earnings	0.02	0.04	-50
• Net Operating Earnings	$0.59	$0.72	-18%

• Distribution	$0.58	$0.71	-18%

Per Unit amounts

Retail 2Q02 Overview

•     Retail net outflows of $4.7 billion (detail on page 17)

•     $2.9 billion from cash management

•     Relative performance improvement for growth portfolios

•     Mixed 2Q results and generally strong long-term performance for value portfolios

•     Weak quarter for credit sensitive fixed income funds

Priorities:

•     Defending Alliance’s growth franchise

•     Marketing emphasis on AllianceBernstein value funds re-launched in 1Q02

•     $1.7 billion raised since inception

•     Launch of 7 new products (4 U.S., 3 Non-U.S.)

•     Focus on expanding managed account penetration

Retail Net Flows

	2Q02	Comments
• U.S.	$(1,111)	• Growth fund outflows consistent with industry trends

• Luxembourg	492	• Strong sales in Japan and Taiwan

• Other Non-U.S.	(1,060)	• Reflects closure of an EPTA portfolio

• Variable Annuity	378

• Managed Accounts	(517)	• Net outflows

• Net Long-term Flows	(1,818)

• Cash Management	(2,895)	• Reflects loss of a distributor resulting from industry consolidation
• Total Net Outflows	$(4,713)

In $ millions.

Relative Performance – Retail Growth Equity

Retail Mutual Funds vs. Lipper Averages

	Premier Growth (1)	Growth (2)	Tech (3)	Health-Care (4)	Int'l Premier (5)	Global Gr Trd (6)
QTR	0.0	+1.2	+3.2	+9.6	-2.0	-0.3

YTD	-3.0	+1.7	+3.8	+14.0	-3.3	+0.6

1yr	-5.0	+2.9	+5.5	+14.0	+1.5	+1.3

3yr	-4.9	-5.7	+4.7	–	-3.2	+6.7

5yr	-0.5	-3.7	+2.0	–	–	+7.9

10yr	–	-0.3	+3.4	–	–	+7.5

(1) vs. Large Cap Growth average (2) vs. Multi Cap Growth average  (3) vs. Science and Technology average (4) vs. Health/Biotechnology average (5) vs. International average (6) vs. Global Growth average

Mutual fund performance and Lipper data through 6/30/02.

Relative Performance – Retail Value Equity

Retail Mutual Funds vs. Lipper Averages

	AB Value (1)	Growth & Income (2)	Small Cap Value (3)	RE Inv (4)	Intl Value (5)	Global Value (6)	Balanced (7)
QTR	+2.4	-5.5	+2.9	+0.1	+5.8	+1.7	-1.2

YTD	+4.3	-6.7	+6.2	-0.3	+11.4	+4.6	-1.2

1yr	+5.6	-6.2	+14.7	+0.3	+18.1	+7.4	+0.0

3yr	–	+1.4	–	-0.7	–	–	+3.3

5yr	–	+3.9	–	-1.2	–	–	+3.9

10yr	–	+1.4	–	–	–	–	+1.0

(1) vs. Multi Cap Value average (2) vs. Large Cap Value average (3) vs. Mid Cap Value average (4) vs. Real Estate average

(5) vs. International average (6) vs. Global average (7) vs. Balanced average

Mutual fund performance and Lipper data through 6/30/02.

AllianceBernstein Institutional Investment Mgmt 2Q02 Overview

•     Net outflows of $2.5 billion impacted by a few larger, lower fee clients

•     55 new account wins representing $3.3 billion in AUM across a broad range of disciplines

•     Non-U.S. business remains strong, especially in London, Australia and Tokyo

•     Relative performance generally improved for the quarter and long-term results remain very competitive

•     Expanding service offerings to include Japan Value and Global Growth Trends

Institutional Investment Management Net Flows

2Q02
• Growth	$(1,808)

• Value	118

• Fixed Income	729

• Passive	63

• Total Net Terminations	(898)

• Net Cash Flows	(1,606)

• Total Net Outflows	$(2,504)

In $ millions.

Continued Balance Between U.S. & Non-U.S. Institutional Wins

Investment Discipline	Account Wins by Client Domicile			Wins by Investment Orientation
	U.S.	Non-U.S.	Total
Growth Equity	7	6	13
Value Equity	9	11	20
Fixed Income	7	11	18
Passive	2	–	2
Growth/Value Blend	2	–	2
	27	28	55

Investment Discipline	Asset Wins by Client Domicile			Asset Wins by Domicile
	U.S.	Non-U.S.	Total
Growth Equity	$1.0	$–	$1.0
Value Equity	0.4	0.3	0.7
Fixed Income	0.8	0.5	1.3
Passive	0.3	–	0.3
	$2.5	$0.8	$3.3

AUM in $ billions.

Relative Performance (1) – Institutional Growth Equity

Institutional Equity Composites vs. Benchmarks

	Large Cap Growth (2)	Disciplined Growth (2)	Multi Cap Growth (3)	Small Cap Growth (4)	Intl Lg Cap Growth (5)	Emerging Market Growth (6)
QTR	+2.6	+0.1	+3.5	+0.1	-1.5	+2.0

YTD	+0.5	-2.6	+2.8	+0.7	-0.2	+3.7

1yr	+1.0	-3.6	+1.3	+0.4	+4.1	+2.5

3yr	+1.7	-1.2	+2.0	+13.9	+6.5	+8.0

5yr	+4.3	+0.6	+2.1	+5.7	+5.0	+4.7

10yr	+3.0	+1.0	+1.8	+6.8	+3.1	+2.2

(1) Investment performance of composites are after investment management fees.

(2) vs. Russell 1000 Growth (3) vs. Russell 3000 Growth (4) vs. Russell 2000 Growth (5) vs. MSCI EAFE Growth (6) vs. MSCI Emerging Markets Free

Composite and benchmark data through 6/30/02.

See Performance Disclosure

Relative Performance (1) – Institutional Value Equity

Institutional Equity Composites vs. Benchmarks

	Strategic Value (2)	Diversified Value (3)	Relative Value (2)	Small- Mid Cap Value (4)	International Value (5)*	Emerging Market Value (6)*
QTR	-1.2	+3.9	-6.3	-0.3	+4.2	+5.1

YTD	-1.9	+6.6	-8.8	+2.4	+6.3	+7.8

1yr	+4.4	+10.9	-8.4	+10.0	+5.8	+3.3

3yr	+2.3	+7.7	+0.8	–	+3.7	+2.6

5yr	-0.3	+2.9	+1.4	–	+3.5	+2.7

10yr	+0.9	+1.7	–	–	+1.6	–

(1) Investment performance of composites are after investment management fees.

(2) vs. Russell 1000 Value (3) vs. S&P 500 (4) vs. Russell 2500 Value (5) vs. MSCI EAFE Value (6) vs. MSCI Emerging Markets Free

* Preliminary returns

Composite and benchmark data through 6/30/02.

See Performance Disclosure

Private Client 2Q02 Overview

Bernstein Investment Research & Management

•     Net new business of $1.6 billion

•     Approximately 700 new client relationships; 19,000 total

•     New hedge fund launched last quarter raised $170 million in AUM

•     Plans in final stages to introduce new hedge funds in 2003

Private Client Portfolio Performance

• Representative client account allocation:

			Equity Allocation with 50/50 US Value/US Growth portfolio

40% fixed income	40%	Diversified Muni	21%	Strategic Value

			21%	Strategic Growth
	42%	U.S. equities
60% equities			3%	Emerg Mkts Value
	18%	Non-U.S. equities
			15%	Intl Value
	100%

• Representative performance:			Equity Allocation with 80/20 US Value/US Growth portfolio

		YTD	34%	Strategic Value
		6/30/02
50/50* U.S. Equity Allocation		(4.3)	8%	Strategic Growth

80/20* U.S. Equity Allocation		(2.2)	3%	Emerg Mkts Value

S&P 500		(13.2)	15%	Intl Value

	YTD	3/1/00-
	6/30/02	6/30/02
All Balanced Accounts	(2.4)	15.6

S&P 500	(13.2)	(25.4)

* Allocation of U.S. equity portion of portfolio. Results are simulated.

Performance after fees. See Performance Disclosure.

Institutional Research Services 2Q02 Overview

•     Revenue growth driven by higher market share, volume, and new initiatives in U.K., partially offset by modest pricing pressures in the U.S.

•     Market share of NYSE volume increased 18bp from 2Q01

•     U.K. revenues more than doubled from 1Q02

•     U.S. strategy coverage resumed in May

•     Initiated coverage of 3 industries

•     Launching OTC trading in 3Q02

Positioned For Growth

•     Worldwide research and investment capabilities

•     Unique with strengths in both growth and value investing

•     Broad array of fixed income services

•     Generally competitive investment results

•     Highly regarded marketing and client service teams

•     Well-positioned in retail, institutional and private client channels

•     Strong financials

•     Cogent strategy

Performance Disclosure – Growth Composites: Net of Fee

Alliance Capital Management L.P. (“ACMLP”), is a registered investment advisor. ACMLP had $412.5 billion in assets under management as of June 30, 2002.  US$40 billion in assets are managed by our private-client services group, which does not present its performance composites in strict accordance with AIMR standards.

1) TOTAL RETURN METHODOLOGY AND FEE STRUCTURE – Performance figures in this report have been presented net of investment management fees. Net performance figures have been calculated by deducting the highest fee charged to an account in the composite from inception of the composite to December 2000.  The annual fees used were: 0.90% for Large Cap Growth Composite from January 2000 to December 31, 2000 and 0.75% from inception to December 31, 1999, 0.90% for Disciplined Growth Composite from January 2000 to December 31, 2000 and 0.75% from inception to December 31, 1999, 0.75% for Relative Value Composite, 1.00% for Small Cap Composite, 1.00% for Multi Capitalization Growth Composite, 0.90% for International Large Cap Growth Equity Composite from October 2000 to December 31, 2000 and 0.75% from inception to September 30, 2000, and 1.00% for Emerging Markets Growth Composite.  From January 2001 forward, the Composites’ net of fee returns are based upon a weighted average of the actual fee rates charged to each account in the Composites. The average fees applied were: 0.34% for Large Cap Growth Composite; 0.34% for Disciplined Growth Composite; 0.23% for Relative Value Composite; 0.88% for Small Cap Composite; 0.64% for Multi Capitalization Growth Composite; 0.36% for International Large Cap Growth Equity Composite; and 0.58% for Emerging Markets Growth Composite.  Both fee structures exclude accounts with performance-based fee arrangements.  Net-of-fee performance figures reflect the compounding effect of such fees.

2) RATE OF RETURN – No representation is made that the performance shown in this presentation is indicative of future performance.  A portfolio could suffer losses as well as gains.  Performance figures for each account are calculated monthly on a trade-date basis using an internal rate-of-return calculation.  Monthly market values include income accruals and reflect the daily weighting of cash flows.  The composite results are asset-weighted on a monthly basis.  Quarterly and annual composite performance figures are computed by linking monthly returns, resulting in a “time-weighted” rate of return. Performance results include the reinvestment of dividends and other earnings.  Returns are calculated in US Dollars.

3) COMPOSITE STRUCTURE – As of June 30, 2002, the Composites include fee-paying discretionary accounts with assets over US$10 million, which are not subject to significant investment restrictions imposed by clients. As of June 30, 2002, Emerging Markets Growth Composite had 4.6% of its assets in countries or regions outside of the benchmark, MSCI Emerging Market Free International. Large Cap Growth Equity Composite had 6.03% of its assets invested in countries or regions outside of the benchmark, MSCI EAFE

The number of accounts in each composite, the market value, and percentage of composite assets in relation to the total assets under management are included in the following table.

	Number of Accounts	Asset Value ($ in millions)	% of Total Firm Assets
Large Cap Growth Composite	283	23,892	6
Disciplined Growth Composite	103	6,866	2
Relative Value Composite	16	2,246	1
Small Cap Composite	12	543	<1
Multi Capitalization Growth Composite	9	583	<1
International Large Cap Growth Equity	7	1,474	<1
Emerging Markets Growth Composite	5	485	<1

Performance Disclosure – Growth Composites: Net of Fee

The Large Cap and Disciplined Growth Composites include the equity segment of balanced accounts.  In these portfolios, the asset allocation mix is generally determined by client guidelines and cash flows are allocated in accordance with these guidelines. The primary portfolio manager responsible for managing the Small Cap Strategy, who had been in place since June of 1994, left the firm in January of 1999.  A new team responsible for managing the Small Cap Strategy was put in place during January of 1999. The Relative Value Composite has been restated to reflect a material change in the investment process during the fourth quarter of 1994.  The nature of the restatement has resulted in a change in the inception of the composite from January 1, 1992 to January 1, 1995. No other changes occurred as a result of this restatement.

The withholding tax basis of the Global Composites is consistent with the benchmark, which is Luxembourg.  The Creation dates of the composites are as follows: MultiCap Growth: December 2000; The Large Cap Growth, Disciplined Growth, International Large Cap Growth, Small Cap Growth, and Relative Value Composites were created prior to December 1992, the first year that these Composites were AIMR verified. The Emerging Growth Composite was created prior to December 1994, the first year that this Composite was AIMR verified.

4) DISPERSION – The dispersion of annual returns was calculated based on the asset-weighted standard deviation.  Dispersion of performance for the Composites is as follows: Large Cap Growth Composite: 1993: 1.61; 1994: 1.22; 1995: 1.86; 1996: 1.29; 1997: 4.96; 1998: 2.43; 1999: 3.23; 2000: 2.11; 2001: 3.56; 2002 (YTD): 1.11;

Disciplined Growth Composite: 1993: 1.10; 1994: 0.68; 1995: 1.05; 1996: 1.09; 1997: 1.64; 1998: 0.88; 1999: 1.36; 2000: 1.68; 2001: 1.75; 2002 (YTD): 0.89;

Relative Value Composite: 1994(Q4): 0.53; 1995: 2.72; 1996: 0.39; 1997: 0.23; 1998: 0.54; 1999: 0.76; 2000: 0.24; 2001: 0.50; 2002 (YTD): 1.14;

Small Cap Composite: 1994(Q2-Q4): 1.65; 1995: 0.19; 1996: 0.09; 1997: 0.14; 1998: 0.29; 1999: 0.55; 2000: 0.79; 2001: 0.29; 2002 (YTD): 0.24;

Multi Capitalization Growth Composite: 1993: 1.64; 1994: 0.41; 1995: 0.36; 1996: 0.94; 1997: 0.69; 1998: 0.26; 1999: 1.14; 2000: 0.28; 2001: 0.24; 2002 (YTD): 0.42;

International Large Cap Growth Equity Co: 1993: 2.22; 1994: 0.49; 1995: 1.18; 1996: 0.24; 1997: 0.90; 1998: 3.06; 1999: 5.77; 2000: 2.58; 2001: 0.69; 2002 (YTD): 0.84;

Emerging Markets Growth Composite: 1993: N/M*; 1994: 2.56; 1995: 1.00; 1996: 0.57; 1997: 0.31; 1998: 0.04; 1999: N/M*; 2000: N/M*; 2001: N/M*; 2002 (YTD): 0.45.

Alliance Capital has prepared and presented this report in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS®), the US and Canadian versions of the Global Investment Performance Standards (GIPS®).  AIMR has not been involved in the preparation or review of this report.  Alliance Capital received Level 1 and 2 AIMR Verification from KPMG LLP for 1992, 1993, 1994, 1995, 1996, 1997, 1998, 1999 and 2000. KPMG LLP is currently auditing 2001.  This verification is available upon request.

To receive a complete list and description of Alliance Capital’s composites and/or for a presentation that adheres to the AIMR-PPS standards, please submit a request via email to Victoria Grancarich at GrancarichVJ@bernstein.com.

*N/M represents not meaningful.  N/M coding indicates that only one account, or no accounts, are in the Composite for the full year.  Dispersion is only shown for accounts included in each quarter of each year presented.

Performance Disclosure – Value Composites: Net of Fee

1) Performance Statistics Are Not Financial Statements – There are various methods of compiling or reporting performance statistics.  The standards of performance measurement used in compiling this data are in accordance with the methods set forth below.  Past performance statistics are not indicative of future results.

2) Total Return – Performance results of accounts and comparisons are made on a total-return basis, which includes all dividends, interest and accrued interest, and realized and unrealized gains or losses.  Securities are included in accounts on a trade-date basis.  Performance results are after deductions of all transaction charges and fees.

3) Rate of Return – Investment results are computed on a “time-weighted” rate-of-return basis.  Assuming dividends and interest are reinvested, the growth in dollars of an investment in a period can be computed using these rates of return.  In computing the time-weighted rate of return, if an account’s net monthly cash flow exceeds 10% of its beginning market value, the cash flows are weighted on a daily basis.  When an account’s net monthly cash flows are less than 10% of its beginning market value, the cash flows are weighted by the “end-of-the-month” assumption.  Beginning 2001, all cash flows are daily-weighted using the Modified Dietz Method.

4) Preparation of Data – Investment results for Strategic Value accounts for the entire quarter were added together and the sum divided by the total number of accounts in each quarter through 1992; beginning in 1993, and since inception for all the other cited composites, quarterly performance was for all accounts weighted by their market value.   These quarterly performance figures were then linked to produce a continuous-performance index.  The continuous-performance index from inception was used to create point-to-point comparisons.  Closed accounts are included for each full quarter prior to their closing. From inception, returns for Diversified Value optimized against the Russell 1000 Value Index exclude certain accounts with special restrictions imposed by clients. Strategic Value returns include all accounts offered from 1974-1982 and, from 1983, all Strategic Value accounts with $5 million or more in assets.  Beginning January 1, 2000, results exclude accounts with a client-directed margin balance of 20% or more of market value at any month end. From July 1993 quarterly results were those of GDP-weighted, half-hedged International Value accounts separately managed in US dollars. The minimum account size for Emerging Market Value accounts (including commingled accounts) included in performance is $5 million or more in assets.

5) Dispersion – The dispersion factor is a measure around the average account performance. The dispersion factor is calculated as the standard deviation of the equal-weighted returns from the asset-weighted mean.  Specifically, it is the standard deviation around the performance for accounts managed during each period and indicates the range from average performance of approximately two-thirds of the accounts included in each period. Dispersion of performance for accounts under management are: Diversified Value (Russell 1000 Value) - 1999: 2Q-4Q: 1.8; 2000: 1.9; 2001: 1.0; 2002: N/A; Strategic Value - 1974: 29.1; 1975: 26.5; 1976: 17.6; 1977: 8.3; 1978: 11.5; 1979: 9.0; 1980: 8.7; 1981: 5.6; 1982: 5.5;  1983: 2.9;  1984: 1.6; 1985: 1.6;  1986: 1.1; 1987: 1.7;  1988: 1.7; 1989: 1.4; 1990: 1.2; 1991: 2.0; 1992: 1.4; 1993: 1.2; 1994: 1.2; 1995: 1.3; 1996: 1.3; 1997: 1.6;  1998: 2.5; 1999: 2.5; 2000: 2.6; 2001: 2.1; 2002: N/A.  Dispersion of performance for Small & Mid-Cap Value composite is currently not available. International Value (GDP-weighted, half-hedged) - 1993:2H: 0.5; 1994: 0.9; 1995: 1.1; 1996: 1.0; 1997: 1.3; 1998: 1.6; 1999: 1.8; 2000: 1.6; 2001: 0.9; 2002: N/A; Emerging Markets Value - 1996: 0.0; 1997: 3.8; 1998: 2.7; 1999: 2.8; 2000: 2.0; 2001: 2.1; 2002: N/A.

Performance Disclosure – Value Composites and Private Client Simulation: Net of Fee

6) Financial Securities Environment – Various indices are used to indicate the type of investment environment existing during the time periods shown.

Composites used for reporting purposes represent the following:

Strategy	Number of Accounts	Assets ($mm)	% of Total Firm Assets
Strategic Value (accts. over $5 million)	228	13,731	3%
Diversified Value (opt to S&P 500)	283	8,393	2
Small-Mid Cap Value	3	169	<1
International Value (half-hedged, GDP wtd)	25	1,655	<1
Emerging Markets Value	6	1,307	<1

All Balanced Accounts Composite Methodology

Investment results on a quarterly basis for All Balanced Accounts for the entire quarter were added together and the sum divided by the total number of accounts in each quarter to produce a series of average quarterly performance figures.  All Balanced Accounts include those with any combination of equity and fixed income (U.S. or non-U.S.), in any percentage mix.  When an account’s net monthly cash flows were less than 10% of its beginning market value, the cash flows were assumed to have occurred on the last day of the month.  Beginning in 2001, all cash flows are daily weighted using the modified Dietz method.

Private Client Portfolio Performance – Simulation

The private client portfolio representative performance does not represent actual account performance but is a simulation constructed using the following products in the asset allocation shown below:

For 50/50 U.S. Equity/Asset Allocation Blend:

21% Bernstein “Strategic Value” composite (after all costs)

21% Bernstein “Strategic Growth” composite (after all costs)

15% Bernstein “Tax-Managed International Value Fund” (after all costs)

  3% Bernstein “Emerging Markets Value Fund” (after expenses but before 2% purchase & 2% redemption fees)

40% Bernstein “Intermediate Diversified Municipal Bond Fund” (after all costs)

For 80/20 U.S. Equity/Asset Allocation Blend:

34% Bernstein “Strategic Value” composite (after all costs)

  8% Bernstein “Strategic Growth” composite (after all costs)

15% Bernstein “Tax-Managed International Value Fund” (after all costs)

  3% Bernstein “Emerging Markets Value Fund” (after expenses but before 2% purchase & 2% redemption fees)

40% Bernstein “Intermediate Diversified Municipal Bond Fund” (after all costs)

The simulated returns were calculated on a monthly basis; each product’s actual monthly return was multiplied by its weight within the blend then summed together.  These monthly returns were then geometrically linked to calculate year-to-date 6/30/02 returns.  This methodology assumes the portfolio is rebalanced monthly to the allocation described above but does not account for the costs of rebalancing.

APPENDIX

About Alliance Capital

Consolidated Financial Information

Retail Supplemental Financial Information

Institutional Investment Management Supplemental Financial Information

Private Client Supplemental Financial Information

About Alliance Capital – Brief History of Alliance Capital

1962     Investment management department of Donaldson, Lufkin & Jenrette (DLJ) is founded to specialize in management of pension fund assets.

1971     DLJ’s investment management department is merged with Moody’s Investors Services investment advisory business to form Alliance Capital Management Corporation.

1985     Alliance Capital and DLJ are acquired by the Equitable Life Assurance Society of the United States.

1988     Alliance Capital “goes public” as a master limited partnership and is listed on the New York Stock Exchange.

1992     Equitable is acquired by AXA and subsequently renamed AXA Financial (1999).*

2000     Alliance Capital acquires Sanford C. Bernstein & Co. Inc., a premier global value franchise.  Provides entry into the private client and institutional research business,  and scale and product breadth for international expansion.

*Equitable Companies Incorporated, an indirect parent of The Equitable Life Assurance Society of the United States, changed its name to AXA Financial, Inc. in September 1999

About Alliance Capital – Ownership Structure

Unit Ownership	Alliance Capital Beneficial Ownership

If all unexercised options are included, Alliance employee ownership is 20%.

* AXA Financial ownership includes General Partnership interests. Employee ownership percentage includes restricted unit awards.

About Alliance Capital – Investment Considerations

Alliance Capital (The Operating Partnership)

• Assets Under Management:	$412 billion
• Value (1):	$7.4 billion

Alliance Holding (The Publicly Traded Partnership)

• NYSE	Ticker: AC
• AC: Market Capitalization (public)	$2.2 billion
• Current Price:	$29.25
• Trailing Twelve Month Yield	8.6%
• 10 year DPU (2) Growth Rate	15%
• 5 year DPU (2) Growth Rate	16%

(1) Value of operating partnership is based upon price of Alliance Holding units as of 7/19/02 and total outstanding Alliance Capital units as of 6/30/02.

(2) Distributions per Unit.

Current price, value, market capitalization, and yield as of 7/19/02. AUM as of 6/30/02.

Our Mission

To be the premier
global research and investment management organization
through superior performance
across a broad range of investment disciplines
for a diverse group of clients

A Global Platform

As of June 30, 2002

Resourced to Provide Superior Performance

	Equity	Fixed Income	Other	Total
Buy-Side Analysts	158	63	–	221

Sell-Side Analysts	99	–	–	99

Portfolio Managers	147	68	2	217

Traders
Buy-Side	28	10	–	38
Floor	25	–	–	25

Corporate Finance/Other	–	–	11	11

TOTAL	457	141	13	611

As of June 30, 2002

Includes investment professionals and analysts from joint venture affiliates and non-key investment locations.

Broad Range of Investment Disciplines

Diverse Group of Clients

• 7.5 million accounts	• 2,440 client relationships*	• 19,000 client relationships	• 1,000 client relationships

• 140+ U.S. mutual funds
	• 43 of Fortune 100 companies	• 12 client offices in U.S.	• 48 senior analysts

• 190+ non-U.S. mutual funds			• Independent research
• Public pension funds across 44 states

As of June 30, 2002.

Delivering Superior Long-Term Investor Returns

Total Annualized Return*

*As of 6/30/02. AC and S&P returns include reinvestment of cash distributions and dividends, respectively. **Since IPO 4/88.

Steady Flow of Cash Distributions

Distributions per Unit are adjusted for two-for-one Unit split in 1998.

1    LTM yield based upon price of Alliance Holding Units as of 7/19/02.

2    Based on last twelve months ended 2Q97 and 2Q02.

Changes in AUM by Client

Three Months Ended June 30, 2002

	Retail	Institutional Investment Management	Private Client	Total
Beginning of Period	$169,455	$242,097	$40,644	$452,196

Sales/New accounts	7,021	3,343	1,836	12,200
Redemptions/Terminations	(8,981)	(4,241)	(402)	(13,624)
Net cash management sales	(2,895)	–	–	(2,895)
Cash flow	370	(1,607)	199	(1,038)
Unreinvested dividends	(228)	1	(49)	(276)
Net new business	(4,713)	(2,504)	1,584	(5,633)

Market depreciation	(15,087)	(17,119)	(1,862)	(34,068)

End of Period	$149,655	$222,474	$40,366	$412,495

Amounts in $ millions.

Changes in AUM by Client

Twelve Months Ended June 30, 2002

	Retail	Institutional Investment Management	Private Client	Total
Beginning of Period	$179,590	$244,996	$37,580	$462,166

Sales/New accounts	31,739	19,968	6,273	57,980
Redemptions/Terminations	(30,802)	(15,264)	(2,079)	(48,145)
Net cash management sales	(3,262)	–	–	(3,262)
Cash flow	440	1,209	(94)	1,555
Unreinvested dividends	(960)	(5)	(181)	(1,146)
Net new business	(2,845)	5,908	3,919	6,982

Market depreciation	(27,090)	(28,430)	(1,133)	(56,653)

End of Period	$149,655	$222,474	$40,366	$412,495

AUM previously reported as of each date prior to March 31, 2002, have been restated to conform to the March 31, 2002 presentation. AUM now reflects the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management.  AUM now also excludes assets managed by unconsolidated affiliates.

Amounts in $ millions.

Changes in AUM by Investment Orientation

Three Months Ended June 30, 2002

	Growth Equity	Value Equity	Fixed Income	Passive	Total
Beginning of Period	$165,658	$108,207	$146,889	$31,442	$452,196

Sales/New accounts	3,831	3,453	4,318	598	12,200
Redemptions/Terminations	(8,447)	(2,352)	(2,313)	(512)	(13,624)
Net cash management sales	–	–	(2,895)	–	(2,895)
Cash flow	(5,015)	3,295	3,408	(2,726)	(1,038)
Unreinvested dividends	(4)	(3)	(269)	–	(276)
Net new business	(9,635)	4,393	2,249	(2,640)	(5,633)

Market depreciation	(22,637)	(8,387)	(70)	(2,974)	(34,068)

End Of Period	$133,386	$104,213	$149,068	$25,828	$412,495

Amounts in $ millions.

Changes in AUM by Investment Orientation

Twelve Months Ended June 30, 2002

	Growth Equity	Value Equity	Fixed Income	Passive	Total
Beginning of Period	$193,625	$96,211	$139,239	$33,091	$462,166

Sales/New accounts	20,546	15,656	20,933	845	57,980
Redemptions/Terminations	(28,333)	(6,094)	(11,911)	(1,807)	(48,145)
Net cash management sales	–	–	(3,262)	–	(3,262)
Cash flow	(4,747)	4,788	3,921	(2,407)	1,555
Unreinvested dividends	(14)	(70)	(1,062)	–	(1,146)
Net new business	(12,548)	14,280	8,619	(3,369)	6,982

Market appreciation (depreciation)	(47,691)	(6,278)	1,210	(3,894)	(56,653)

End Of Period	$133,386	$104,213	$149,068	$25,828	$412,495

AUM previously reported as of each date prior to March 31, 2002, have been restated to conform to the March 31, 2002 presentation. AUM now reflects the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management. AUM now also excludes assets managed by unconsolidated affiliates.

Amounts in $ millions.

Annualized Fee Base (1) – Adverse Mix Shift in Retail Combined with Relative Stability in Institutional and Private Client

AFB by Channel and Investment Orientation	Average Basis Points			6/30/02	6/30/01
		6/30/02	6/30/01	$1,686 mm	$1,897 mm
	Retail	53.3	54.7
	Institutional	25.1	24.7
	Private Client	82.0	82.5
	Total	40.9	41.1

Retail	Institutional Investment Management			Private Client

(1) Annualized Fee Base is defined as period end AUM times contractual annual fee rates; assumes no change in AUM or fee rates for one year.

In $ millions.

Alliance Capital (The Operating Partnership)

Consolidated Balance Sheet

	6/30/02	12/31/01
Assets
Cash and investments	$626,413	$501,845
Cash and securities, segregated	1,083,408	1,415,158
Receivables	1,880,996	1,954,582
Goodwill, net	2,876,657	2,876,657
Intangible assets, net	377,775	388,125
Deferred sales commissions, net	591,787	648,244
Other	383,699	390,782
Total Assets	$7,820,735	$8,175,393

Liabilities and Partners’ Capital
Liabilites:
Payables	$2,788,181	$3,029,983
Accounts payable and accrued expenses	189,869	194,538
Accrued compensation and benefits	419,323	328,077
Debt	473,002	627,609
Other	7,506	7,026
Total Liabilities	3,877,881	4,187,233

Partners’ Capital	3,942,854	3,988,160
Total Liabilities and Partners’ Capital	$7,820,735	$8,175,393

Amounts in $ thousands. Unaudited

Alliance Capital (The Operating Partnership)

Consolidated Cash Flow

	Six Months Ended
	6/30/02	6/30/01
Cash Flows From Operating Activities:
Net income	$332,913	$312,993
Non-cash items:
Amortization and depreciation	151,738	222,732
Other, net	49,814	33,502
Changes in assets and liabilities	192,637	6,418
Net cash provided from operating activities	727,102	575,645

Cash Flows From Investing Activities:
(Sale) Purchase of investments, net	(640)	47,149
Additions to furniture, equipment and leaseholds, net	(32,301)	(42,126)
Net cash (used in) provided from investing actvities	(32,941)	5,023

Cash Flows From Financing Activities:
Increase (decrease) in debt, net	(156,521)	(183,038)
Distributions to partners	(356,379)	(402,474)
Other	(58,510)	2,563
Net cash (used in) financing activities	(571,410)	(582,949)
`
Effect of exchange rate change on cash	3,316	(2,407)

Net increase (decrease) in cash	126,067	(4,688)
Cash at the beginning of period	220,127	216,251
Cash at the end of period	$346,194	$211,563

Amounts in $ thousands. Unaudited

Changes in Retail AUM by Investment Orientation

Three Months Ended June 30, 2002

	Growth Equity	Value Equity	Fixed Income	Cash Mgmt	Total
Beginning Of Period	$74,467	$24,064	$30,620	$40,304	$169,455

Sales	2,733	1,750	2,538	–	7,021
Redemptions	(5,779)	(1,312)	(1,890)	–	(8,981)
Net cash management sales	–	–	–	(2,895)	(2,895)
Cash flow	(4,522)	3,813	1,079	–	370
Unreinvested dividends	(4)	(3)	(221)	–	(228)
Net new business	(7,572)	4,248	1,506	(2,895)	(4,713)

Market depreciation	(10,538)	(3,598)	(949)	(2)	(15,087)

End Of Period	$56,357	$24,714	$31,177	$37,407	$149,655

Amounts in $ millions.

Changes in Retail AUM by Product

Three Months Ended June 30, 2002

	U.S. Funds	Non-U.S. Funds	Variable Annuity	Managed Accounts	Total
Beginning Of Period	$94,193	$21,450	$43,468	$10,344	$169,455

Sales	2,495	2,534	1,701	291	7,021
Redemptions	(3,592)	(3,022)	(1,560)	(807)	(8,981)
Net cash management sales	(2,895)	–	–	–	(2,895)
Cash flow	163	(30)	237	–	370
Unreinvested dividends	(177)	(51)	–	–	(228)
Net new business	(4,006)	(569)	378	(516)	(4,713)

Market depreciation	(6,161)	(1,230)	(6,373)	(1,323)	(15,087)

End Of Period	$84,026	$19,651	$37,473	$8,505	$149,655

Amounts in $ millions.

Average Global Daily Gross Sales

Excludes sales of unconsolidated affiliates.

Amounts in $ millions.

Retail AUM and Net Flows

		Quarters
	AUM 6/30/02	Net Flows 2Q02	Net Flows 2Q01
U.S. Based Mutual Funds	$46,617	$(1,111)	$919
Non-U.S. Based Mutual Funds:
Luxembourg Funds	8,990	492	587
EPTA Funds	1,324	(1,300)	(466)
India	703	67	12
Japan ITM	3,056	176	141
Other Funds	356	(3)	15
Joint Venture Funds	5,222	–	5,405
Total Non-U.S.	19,651	(568)	289

Managed Accounts	8,505	(517)	580
Variable Annuity	37,473	378	850
Total Long-Term	112,246	(1,818)	2,638

Cash Management	37,409	(2,895)	(2,245)

Total	$149,655	$(4,713)	$393

AUM previously reported as of each date prior to March 31, 2002, have been restated to conform to the March 31, 2002 presentation.  AUM now reflects the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management. AUM now also excludes assets managed by unconsolidated affiliates.

Amounts in $ millions.

Continued Balance Between U.S. & Non-U.S. Institutional Wins

55 New Accounts

$3.3 Billion in AUM

24 Investment Disciplines

Growth Equity Products	New Accounts	Fixed Income Products	New Accounts
Large Cap Growth	5	Sector Rotation	4
Global Large Cap Growth	3	Corporate Bond	2
Disciplined Growth	2	Australian	2
Emerging Markets	2	Emerging Markets	1
Japan Growth	1	Insurance Core	1
	13	Passive Australian	1
		Other	7
Value Equity Products			18
Diversified Value	3
Relative Value	3	Other Products
Global Value	3	50/50 Growth/Value Blend	1
Global Diversified Value	3	Strat Value/Strat Growth	1
Strategic Value	2	Passive Equity	2
Global Strategic Value	2		4
International Value	2
European Value	1
Canadian Value	1
	20

Changes in Institutional Investment Management AUM
by Investment Orientation

Three Months Ended June 30, 2002

	Growth Equity	Value Equity	Fixed Income	Passive	Total
Beginning Of Period	$91,996	$55,968	$66,252	$27,881	$242,097

Sales/New accounts	992	979	1,017	355	3,343
Redemptions/Terminations	(2,800)	(861)	(288)	(292)	(4,241)
Cash management sales, net	–	–	–	–	–
Cash flow	(1,275)	(278)	2,643	(2,697)	(1,607)
Unreinvested dividends	–	–	1	–	1
Net new business	(3,083)	(160)	3,373	(2,634)	(2,504)

Market appreciation (depreciation)	(12,102)	(3,157)	628	(2,488)	(17,119)

End Of Period	$76,811	$52,651	$70,253	$22,759	$222,474

Amounts in $ millions.

Institutional Investment Management AUM and Net Flows

		Quarters
	AUM 6/30/02	Net Flows 2Q02	Net Flows 2Q01
Mutual Funds
U.S. Based	$496	$(26)	$(59)

Non-U.S. Based:
Luxembourg	–	–	–
Structured Products	3,297	(397)	(210)
Other	–	–	–
Total Non-U.S.	3,297	(397)	(210)

Separate Accounts	218,681	(2,081)	15,090

Total	$222,474	$(2,504)	$14,821

AUM previously reported as of each date prior to March 31, 2002, have been restated to conform to the March 31, 2002 presentation.  AUM now reflects the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management. AUM now also excludes assets managed by unconsolidated affiliates.

Amounts in $ millions.

Private Client AUM and Net Flows

		Quarters
	AUM 6/30/02	Net Flows 2Q02	Net Flows 2Q01
Mutual Funds	$12,072	$432	$34
Separate Accounts	28,294	1,152	404

Total	$40,366	$1,584	$438

AUM previously reported as of each date prior to March 31, 2002, have been restated to conform to the March 31, 2002 presentation. AUM now reflects the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management. AUM now also excludes assets managed by unconsolidated affiliates.

Amounts in $ millions.

Alliance Capital Investment Management Services

Alliance Capital provides diversified investment management and related services globally to a broad range of clients:

1.   Retail Services consists of investment management products and services distributed to individual investors through financial intermediaries, such as brokers and financial planners by means of:

•     mutual funds sponsored by Alliance Capital and consolidated joint venture companies,

•     cash management products such as money market funds and deposit accounts,

•     mutual fund sub-advisory relationships resulting from the efforts of the mutual fund marketing department, and

•     “managed account” products;

2.   Institutional Investment Management Services consists of investment management services to unaffiliated parties such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and its insurance company subsidiaries by means of:

•     separate accounts,

•     mutual fund shares sold exclusively to institutional investors and high net worth individuals,

•     sub-advisory relationships resulting from the efforts of the institutional marketing department,

•     hedge funds,

•     structured products, and

•     group trusts;

3.   Private Client Services consists of investment management services provided to high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities by means of:

•     separate accounts,

•     hedge funds and

•     certain other vehicles; and

4.   Institutional Research Services provided to institutional clients by means of:

•     in-depth research,

•     portfolio strategy,

•     trading and

•     brokerage-related services.